Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan interest in Verizon Master Savings Trust	$ 3,398,210	$ 3,116,916
Investments at contract value	229,985	231,252
Total investments	3,628,195	3,348,168
Notes receivable from participants	101,845	105,377
Net assets available for benefits	$ 3,730,040	$ 3,453,545